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                                                                      EXHIBIT 21
                                                                    TO FORM 10-K

                                  SUBSIDIARIES

                                                                                State or Jurisdiction of
                            Name                                                        Organization                Ref
--------------------------------------------------------------                  ------------------------            ---
Samedan Oil Corporation                                                                   Delaware                  (1)
Samedan Oil of Canada, Inc.                                                               Delaware                  (3)
Samedan of North Africa, Inc.                                                             Delaware                  (3)
Samedan North Sea, Inc.                                                                   Delaware                  (3)
Samedan Oil of Indonesia, Inc.                                                            Delaware                  (3)
Samedan Pipe Line Corporation                                                             Delaware                  (3)
Samedan Royalty Corporation                                                               Delaware                  (3)
Samedan of Tunisia, Inc.                                                                  Delaware                  (3)
Samedan, Mediterranean Sea                                                             Cayman Islands               (5)
Samedan, Mediterranean Sea, Inc.                                                          Delaware                  (3)
Noble Gas Marketing, Inc.                                                                 Delaware                  (1)
Noble Gas Pipeline, Inc.                                                                  Delaware                  (2)
Noble Trading, Inc.                                                                       Delaware                  (1)
NPM, Inc.                                                                                 Delaware                  (1)
Samedan International                                                                  Cayman Islands               (4)
Samedan Transfer Sub                                                                   Cayman Islands               (5)
Atlantic Methanol Capital Company                                                      Cayman Islands               (7)
Samedan Methanol                                                                       Cayman Islands               (8)
Atlantic Methanol Associates LLC                                                       Cayman Islands               (9)
Atlantic Methanol Production Company LLC                                               Cayman Islands               (10)
AMPCO Marketing LLC                                                                       Michigan                  (11)
AMPCO Services LLC                                                                        Michigan                  (11)
Samedan Power                                                                          Cayman Islands               (5)
Alba Associates LLC                                                                    Cayman Islands               (12)
Alba Plant LLC                                                                         Cayman Islands               (13)
Energy Development Corporation                                                           New Jersey                 (3)
Energy Development Corporation (Argentina), Inc.                                          Delaware                  (6)
Energy Development Corporation (China), Inc.                                              Delaware                  (6)
Energy Development Corporation (HIPS), Inc.                                               Delaware                  (6)
EDC Ecuador Ltd.                                                                          Delaware                  (6)
EDC Ecuador Limited                                                                    Cayman Islands               (17)
EDC (Denmark) Inc.                                                                        Delaware                  (6)
EDC Australia Ltd.                                                                        Delaware                  (6)
EDC Portugal Ltd.                                                                         Delaware                  (6)
Gasdel Pipeline System Incorporated                                                      New Jersey                 (6)
Producers Services, Inc.                                                                 New Jersey                 (6)
HGC, Inc.                                                                                 Delaware                  (6)
EDC (UK) Ltd                                                                              Delaware                  (6)
EDC (Europe) Limited                                                                   United Kingdom               (14)
Industrial Scotland Energy Ltd.                                                        United Kingdom               (15)
Brabant Oil Ltd.                                                                       United Kingdom               (15)
Brabant Oilex Ltd.                                                                     United Kingdom               (15)
Burnside Overseas Exploration Limited                                                  United Kingdom               (16)
            (1)  100% owned by Noble Affiliates, Inc. (Registrant)
            (2)  100% owned by Noble Gas Marketing, Inc.
            (3)  100% owned by Samedan Oil Corporation
            (4)  100% owned by Samedan of North Africa, Inc.
            (5)  100% owned by Samedan International
            (6)  100% owned by Energy Development Corporation
            (7)  50% owned by Samedan North Africa, Inc.
            (8)  100% owned by Atlantic Methanol Capital Company
            (9)  50% owned by Samedan Methanol
           (10)  90% owned by Atlantic Methanol Associates LLC
           (11)  50% owned by Samedan North Africa, Inc.
           (12)  34.7% owned by Samedan International
           (13)  50% owned by Alba Associates LLC
           (14)  100% owned by EDC (UK) Ltd
           (15)  100% owned by EDC (Europe) Limited
           (16)  100% owned by Brabant Oil Ltd.
           (17)  100% owned by EDC Ecuador
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